A$  LOAN  AGREEMENT
Details

INTERPRETATION - Definitions are at the end of this agreement before the schedules.
PARTIES     COMPANY  and  LENDER,  each  as  described  below.
COMPANY     Name     SYNTROLEUM  AUSTRALIA  CREDIT  CORPORATION

                     1350  South  Boulder,  Suite  1100
                     Tulsa,  Oklahoma  74110-3295
     Address         United  States  of  America
     Fax            (918)  592-7979
     Telephone      (918)  592-7900

    Attention       Randall  M.  Thompson,
                    Vice-President  and  Chief  Financial  Officer

LENDER     Name     COMMONWEALTH  OF  AUSTRALIA REPRESENTED BY THE DEPARTMENT OF
                    INDUSTRY  SCIENCE  AND  RESOURCES  (INVEST  AUSTRALIA)

                    Level  6,  20  Allara  Street
                    Canberra  ACT  2601
     Address        Australia
     Fax           (61  2)  6213  7843
     Telephone     (61  2)  6213  7560
     Attention     General  Manager,  Invest  Australia

FACILITIES
     Tranche  A  Facility  Limit     A$12,000,000,  as  reduced by the
total  of  all  cancellations  prepayments  and repayments under this agreement.
     Tranche A Availability Period Subject to clause 7, the period from the date of this agreement to 30 September 2000.
     Tranche A Maturity Date The 25th anniversary of the date the Tranche A Facility is drawndown.
     Tranche B Facility Limit A$8,000,000, as reduced by the total of all cancellations prepayments and repayments under this agreement.
     Tranche B Availability Period Subject to clause 7, the period from the Business Day after the Tranche A Facility is drawndown to 30 June 2001.
     Tranche B Maturity Date The 25th anniversary of the date the Tranche B Facility is drawndown.
     Tranche C Facility Limit A$20,000,000, as reduced by the total of all cancellations prepayments and repayments under this agreement.
     Tranche C Availability Period Subject to clause 7, the period from the Business Day after the Tranche B Facility is drawndown to 30 June 2002.
     Tranche C Maturity Date The 25th anniversary of the date the Tranche C Facility is drawndown.

PURPOSE          The proceeds from each Drawing are to be provided to the Parent to be applied by it (directly or indirectly) for facilitating the further research development and demonstration of the Parent's gas-to-liquids technology directed to the production in Australia of synthetic fuel products for the Australian market.

TRANSACTION  DOCUMENTS
                                Include:
                                  -  this  agreement
                                  -  any  Drawdown  Notice
                                  -  the  Escrow  Agreement

BUSINESS  DAY  PLACE(S)         Canberra,  ACT,  Australia and Tulsa, Oklahoma,
                                USA.

TIME                            A time of day  is a reference to Canberra time.
GOVERNING  LAW                  Australian  Capital  Territory
DATE  OF  AGREEMENT             See  Signing  page

THE  FACILITIES  AND  FACILITY  LIMITS

LENDER  TO  FUND
The Lender agrees to provide the financial accommodation requested by the Company under this agreement, and has all necessary approvals to obtain the appropriations necessary to do so.

MAXIMUM  ACCOMMODATION  -  TRANCHE  A
The maximum total amount of financial accommodation available to the Company under the Tranche A Facility is the Tranche A Facility Limit.

MAXIMUM  ACCOMMODATION  -  TRANCHE  B
The maximum total amount of financial accommodation available to the Company under the Tranche B Facility is the Tranche B Facility Limit.

MAXIMUM  ACCOMMODATION  -  TRANCHE  C
The maximum total amount of financial accommodation available to the Company under the Tranche C Facility is the Tranche C Facility Limit.

CURRENCY  OF  DRAWING
Each drawing is to be made available in Australian Dollars. USING THE TRANCHE A FACILITY

DRAWING  DOWN
The Company need not use the Tranche A Facility. However, if the Company wants to use the Tranche A Facility, it may do so by a single drawdown.

REQUESTING  A  DRAWDOWN
If the Company wants to drawdown the Tranche A Facility, it agrees to give a Drawdown Notice to the Lender one month before the day it wants the drawdown, accompanied by a certificate signed by an Authorised Officer of the Company identifying each condition in schedule 2 and, with respect to each condition:
(a)     stating  that  the  condition  has  been  satisfied;  and
(b) providing such evidence as is necessary in the Company's opinion to support its conclusion that the condition has been satisfied.

MAKING  AVAILABLE  TRANCHE  A  FACILITY
Subject to this agreement, the Lender agrees to make available the amount of the Tranche A Facility Limit according to the Drawdown Notice.

TRANCHE  A  CONDITIONS  PRECEDENT
The Lender need not provide any financial accommodation under the Tranche A Facility unless it is satisfied that the conditions in schedule 2 have been met or it has waived them in writing. If the Company complies with clause 2.2, but the Lender is not satisfied that those conditions have been met (and does not waive them), the Lender must no later than the requested Drawdown Date, notify the Company (TRANCHE A NON-SATISFACTION NOTICE):
(a)     that  it  is  not  satisfied;  and
(b)     why  it  is  not  satisfied.

NON-RESPONSE
Where the Lender does not provide a Tranche A Non-Satisfaction Notice to the Company under clause 2.4, the Lender must make the amount of the Tranche A Facility Limit available according to the Drawdown Notice.

DISAGREEMENT
If after receiving a Tranche A Non-satisfaction Notice the Company still maintains that the conditions in schedule 2 have been met, the Company and the Lender must determine on a process by which their disagreement can be resolved. In determining that process and implementing it, the Company and the Lender must act promptly in good faith and in a reasonable manner. Where the disagreement is not resolved before the end of the availability period for the Tranche A Facility, the Lender must deposit an amount equal to the Tranche A Facility Limit into escrow according to clause 7.

ESCROW  NOTICE
Where the Company has not given a Drawdown Notice to the Lender by the date (THAT DATE) which is 15 days prior to the end of the availability period for the Tranche A Facility, the Company must, on that date, give to the Lender a notice signed by an Authorised Officer of the Company identifying with respect to each condition in schedule 2:
(a)     progress  made  in  satisfying  the  condition;
(b)     the  reason  for  any  delay  in  satisfying  the  condition;
(c) the steps the Company is taking or proposes to take to satisfy the condition; and
(d) the date by which the Company believes that the condition will be satisfied, and the Lender must deposit an amount equal to the Tranche A Facility Limit into escrow according to clause 7.

USING  THE  TRANCHE  B  FACILITY
DRAWING  DOWN
The Company need not use the Tranche B Facility. However, if the Company wants to use the Tranche B Facility, it may do so by a single drawdown. REQUESTING A DRAWDOWN
If the Company wants to drawdown the Tranche B Facility, it agrees to give a Drawdown Notice to the Lender one month before the day it wants the drawdown, accompanied by a certificate signed by an Authorised Officer of the Company identifying each condition in schedule 3 and, with respect to each condition:
(a)     stating  that  the  condition  has  been  satisfied;  and
(b) providing such evidence as is necessary in the Company's opinion to support its conclusion that the condition has been satisfied.
MAKING  AVAILABLE  TRANCHE  B  FACILITY
Subject to this agreement, the Lender agrees to make available the amount of the Tranche B Facility Limit according to the Drawdown Notice.
CONDITIONS  PRECEDENT
The Lender need not provide any financial accommodation under the Tranche B Facility unless it is satisfied that the conditions in schedule 3 have been met or it has waived them in writing. If the Company complies with clause 3.2, but the Lender is not satisfied that those conditions have been met (and does not waive them), the Lender must no later than the requested Drawdown Date, notify the Company (TRANCHE B NON-SATISFACTION NOTICE):
(a)     that  it  is  not  satisfied;  and
(b)     why  it  is  not  satisfied.
NON-RESPONSE
Where the Lender does not provide a Tranche B Non-Satisfaction Notice to the Company under clause 3.4, the Lender must make the amount of the Tranche B Facility Limit available according to the Drawdown Notice.
DISAGREEMENT
If after receiving a Tranche B Non-satisfaction Notice the Company still maintains that the conditions in schedule 3 have been met, the Company and the Lender must determine a process by which their disagreement can be resolved. In determining that process and implementing the agreed process, the Company and the Lender must act promptly, in good faith and in a reasonable manner. Where the disagreement is not resolved before the end of the availability period for the Tranche B Facility the Lender must deposit an amount equal to the Tranche B Facility Limit into escrow according to clause 7.
ESCROW  NOTICE
Where the Company has not given a Drawdown Notice to the Lender by the date (THAT DATE) which is one month prior to the end of the availability period for the Tranche B Facility, the Company must, on that date, give to the Lender a notice signed by an Authorised Officer of the Company identifying with respect to each condition in schedule 3:
(a)     progress  in  satisfying  the  condition;
(b)     the  reason  for  any  delay  in  satisfying  the  condition;
(c) the steps the Company is taking or proposes to take to satisfy the condition; and
(d) the date by which the Company believes that the condition will be satisfied, and the Lender must deposit an amount equal to the Tranche B Facility Limit into escrow according to clause 7.
USING  THE  TRANCHE  C  FACILITY
DRAWING  DOWN
The Company need not use the Tranche C Facility. However, if the Company wants to use the Tranche C Facility, it may do so by a single drawdown. REQUESTING A DRAWDOWN
If the Company wants to drawdown the Tranche C Facility, it agrees to give a Drawdown Notice to the Lender one month before the day it wants the drawdown, accompanied by a certificate signed by an Authorised Officer of the Company identifying each condition in schedule 4 and, with respect to each condition:
(a)     stating  that  the  condition  has  been  satisfied;  and
(b) providing such evidence as is necessary in the Company's opinion to support its conclusion that the condition has been satisfied.
MAKING  AVAILABLE  TRANCHE  C  FACILITY
Subject to this agreement, the Lender agrees to make available the amount of the Tranche C Facility Limit according to the Drawdown Notice.
CONDITIONS  PRECEDENT
The Lender need not provide any financial accommodation under the Tranche C Facility unless it is satisfied that the conditions in schedule 4 have been met or it has waived them in writing. If the Company complies with clause 4.2, but the Lender is not satisfied that those conditions have been met (and does not waive them), the Lender must no later than the requested Drawdown Date, notify the Company (TRANCHE C NON-SATISFACTION NOTICE):
(a)     that  it  is  not  satisfied;  and
(b)     why  it  is  not  satisfied.
NON-RESPONSE
Where the Lender does not provide a Tranche C Non-satisfaction Notice to the Company under clause 4.4, the Lender must make available the amount of the Tranche C Facility Limit according to the Drawdown Notice.
DISAGREEMENT
If after receiving a Tranche C Non-satisfaction Notice the Company still maintains that the conditions in schedule 4 have been met, the Company and the Lender must determine a process by which that disagreement can be resolved. In determining that process and implementing it, the Company and the Lender must act promptly, in good faith and in a reasonable manner. Where the disagreement is not resolved before the end of the availability period for the Tranche C Facility, the Lender must deposit an amount equal to the Tranche C Facility Limit into escrow according to clause 7.
ESCROW  NOTICE
Where the Company has not given a Drawdown Notice to the Lender by the date (THAT DATE) which is one month prior to the end of the availability period for the Tranche C Facility, the Company must, on that date, give to the Lender a notice signed by an Authorised Officer of the Company identifying with respect to each condition in schedule 4:
(a)     the  progress  in  satisfying  the  condition;
(b)     the  reason  for  any  delay  in  satisfying  the  condition;
(c) the steps the Company is taking or proposes to take to satisfy the condition; and
(d) the date by which the Company believes that that condition will be satisfied, and the Lender must deposit an amount equal to the Tranche C Facility Limit into escrow in accordance with clause 7.
EFFECT  OF  A  DRAWDOWN  NOTICES,  AND  CONDITIONS  TO  DRAWDOWNS
EFFECT  OF  A  DRAWDOWN  NOTICE
A Drawdown Notice is effective when the Lender actually receives it in legible form. An effective Drawdown Notice is irrevocable.
CONDITIONS  TO  ALL  DRAWDOWNS
Without limiting any other condition precedent identified in this agreement, the Lender need not provide any financial accommodation unless:
(a) the Lender has received every item listed in schedule 1 ("Conditions precedent") in form and substance satisfactory to the Lender. Any item required to be certified must be certified by a secretary or a director of the Company as being true and complete as at a date no earlier than the date of this agreement; and
(b) subject to clause 7, the accommodation is to be provided during the availability period for the relevant Facility as set out in the Details; and
(c) after providing the accommodation the Facility Limit for the relevant Facility will not be exceeded; and
(d)     the  Lender  has  received  a  Drawdown  Notice  in  respect of it; and
(e) the Lender is satisfied that the representations and warranties in clause 11 ("Representations and warranties") and in the Drawdown Notice, and the statements in the Drawdown Notice, are true and correct and not misleading at the date of the Drawdown Notice and at the date the accommodation is provided; and
(f) the Lender is satisfied that no Event of Default or Potential Event of Default exists or would result from the accommodation being provided. BENEFIT OF CONDITIONS
Each condition to drawdown of a Facility is for the sole benefit of the Lender and may be waived by it, but only in writing.
INTEREST
Except as provided in clause 15 no interest is payable by the Company on a Drawing.
ACCOMMODATION  AT  END  OF  AVAILABILITY  PERIOD
NON-SATISFACTION  OF  CONDITIONS
Where at the end of the availability period for a Facility (as set out in the Details):
(a) the conditions to that Facility in schedule 2, 3 or 4 (as applicable) have not been satisfied (CONDITIONS); or
(b) there is a disagreement about whether or not those Conditions have been satisfied, and either:
(c) the Company has given a Drawdown Notice (with an accompanying certificate) under clause 2.2, 3.2 or 4.2 (as applicable); or
(d) the Company has given the Lender an Escrow Notice in respect to the Conditions to the relevant Facility, then subject to clause 7.2 the Lender agrees on the last day of the availability period for that Facility, to deposit an amount equal to the Facility Limit for that Facility into the Escrow Account to be held in escrow by the Escrow Agent on the terms of the Escrow Agreement.
NON-SATISFACTION  OF  CONDITIONS
The Company agrees that if on 28 February 2002 the Conditions to the Tranche A Facility have not been satisfied, the Lender may elect:
(a)     where  on  that  date:
(i) a Drawdown Notice (and an accompanying certificate) has not been given under clause 4.2; or
(ii) that notice having been given, the Tranche C Facility has not been drawndown, to terminate its obligation to make the Tranche C Facility available; or
(b) where on that date an amount equal to the Tranche C Facility has been placed in escrow, to terminate any obligation to make that amount available to the Company, and to direct the Escrow Agent to release those moneys (less any accrued interest on them) to the Lender by sending the Escrow Agent a notice substantially in the form of Exhibit B to the Escrow Agreement. SUBSEQUENT SATISFACTION OF CONDITIONS
Subject to clauses 7.2 and 7.6, at any time after an amount equal to the Facility Limit for a Facility has been deposited into the Escrow Account according to clause 7.1, the Company may give to the Lender:
(a) a Drawdown Notice for the amount of the Facility Limit (and if more than one Facility is held in escrow, for the amount of the Facility Limits of each of those Facilities) (ESCROW AMOUNT)); and
(b) a certificate (ESCROW SATISFACTION CERTIFICATE) signed by an Authorised Officer of the Company identifying that Condition or those Conditions the non-satisfaction of which resulted in the Escrow Amount being placed in escrow, and with respect to that Condition, or each of those Conditions:
(i)     stating  that  the  Condition  or Conditions has or have been satisfied;
and
(ii) providing such evidence as is necessary in the Company's opinion to support its conclusion that the Condition or Conditions has or have been satisfied.
RESPONSE
Unless the Lender, within one month after receiving a Drawdown Notice and Escrow Satisfaction Certificate under clause 7.3, notifies the Company
(NON-SATISFACTION ESCROW NOTICE) that the Lender is not satisfied that the Condition or Conditions has or have been satisfied and the reason or reasons for its or their non-satisfaction, the Lender must procure the Facility Limit of the relevant Facility be paid by the Escrow Agent to the Company out of the Escrow Account on the date which is one month after receipt of the Drawdown Notice and the Escrow Satisfaction Certificate, according to the Drawdown Notice (including by signing and sending to the Escrow Agent a notice substantially in the form of Exhibit A to the Escrow Agreement (countersigned by the Company), and signing any other direction required by the Escrow Agent). Each amount paid by the Escrow Agent according to this clause 7.4 constitutes a Drawing on the relevant Facility.
DISAGREEMENT
If  after  receiving  a Non-satisfaction Escrow Notice in accordance with clause
7.4 the Company still maintains that the relevant Condition or Conditions is or are satisfied, and the parties are unable in good faith to settle the dispute within 21 days after the Company receives a Non-satisfaction Escrow Notice, the dispute is to be referred to the Australian Commercial Disputes Centre (ACDC). The Company and the Lender must act promptly in good faith and in a reasonable manner with the ACDC to agree on and implement a suitable dispute resolution process for the dispute.
NO  DRAWDOWN  PENDING  RESOLUTION
The Company may not give the Lender a Drawdown Notice or an Escrow Satisfaction Certificate where a Condition to the release of the Escrow Amount is subject to disagreement as to whether the Condition has been satisfied until they have agreed, or they are bound by a decision of a third party, that the Condition is satisfied.
ACKNOWLEDGEMENTS
Subject  to  clause  7.8,  the  Company  agrees  that:
(a)     the  Facilities  are not available to the Company after 31 August 2004;
(b) if any amount is held by the Escrow Agent at 5.00 pm on 31 August 2004: if there is no Major Event of Default then continuing, the Lender is entitled to that amount (less any interest accrued on it) and to direct the Escrow Agent to release that amount to the Lender by sending the Escrow Agent a notice substantially in the form of Exhibit C to the Escrow Agreement; but if there is a Major Event of Default then continuing, the Lender is entitled to that amount (plus all interest accrued on it since the date on which the Lender gave the Escrow Agent a notice in respect of that Major Event of Default in the form of Exhibit D to the Escrow Agreement) and to direct the Escrow Agent to release that amount and that interest by sending the Escrow Agent a notice substantially in the form of Exhibit C to the Escrow Agreement,
(c) the Lender shall not send the Escrow Agent any notice substantially in the form of Exhibit C to the Escrow Agreement before 5.00 pm on 31 August 2004; and
(d) the Lender shall not send the Escrow Agent any notice substantially in the form of Exhibit B to the Escrow Agreement before 28 February 2002. RETENTION PENDING RESOLUTION
Where on 31 August 2004, an amount held in escrow is subject to a dispute pursuant to clause 7.5 (DISPUTED AMOUNT), then notwithstanding clause 7.7, the Disputed Amount is to be retained in escrow until the dispute is resolved (in which case it is to be released accordingly) or an Event of Default occurs (in which case it is to be released to the Lender).
INTEREST
Subject to clause 7.7(b)(ii), the Lender assigns to the Company the Lender's rights to all interest which accrues on amounts from time to time standing to the credit of the Escrow Account. Except as otherwise expressly provided in the Escrow Agreement, the Company may withdraw from the Escrow Account from time to time any interest to which it is entitled under this clause 7.9, including any interest to which it is entitled on moneys released to the Lender. PURPOSE
Any interest paid to the Company according to clause 7.9 must be applied by the Company for the Purpose and the Company will, at the request of the Lender, cause an Authorised Officer of the Company to certify to the Lender that the interest has been applied for that Purpose.
FEES
The Company agrees that it is responsible for any Taxes payable in respect of interest on funds held in escrow, and for the fees and expenses payable to the Escrow Agent in respect of the Escrow Account or as a consequence of or arising out of funds being held in escrow, the opening, the keeping, the operation or the closing of the Escrow Account.
REPAYING  AND  PREPAYING
REPAYMENT  OF  TRANCHE  A  FACILITY
The Company agrees to repay the Drawing under the Tranche A Facility on the Tranche A Maturity Date.
REPAYMENT  OF  TRANCHE  B  FACILITY
The Company agrees to repay the Drawing under the Tranche B Facility on the Tranche B Maturity Date.
REPAYMENT  OF  TRANCHE  C  FACILITY
The Company agrees to repay the Drawing under the Tranche C Facility on the Tranche C Maturity Date.
DISCRETIONARY  PREPAYMENT
The  Company  may  prepay  a  Drawing without incurring Break Costs, as follows:
(a) the prepayment amount must be at least A$100,000 and a whole multiple of A$100,000; and
(b) the Company must notify the proposed prepayment to the Lender by 11.00 am on the fourth Business Day before the prepayment (Once given, a notice of prepayment is irrevocable and the Company is obliged to prepay in accordance with the notice.)
MANDATORY  PREPAYMENT
The Company will be taken to have prepaid a Drawing or part of it as the case may be (without incurring Break Costs) if and to the extent to which at any time after the tenth anniversary of the date of this agreement:
(a) if the Lender is then the licensee under the Licence Agreement, the Lender elects to pay (according to Section 5.05(b) of the Licence Agreement) all or any part of the Licence Fee by forgiving the Company's obligation to repay all or a corresponding part of that Drawing; or
(b) if the Lender is not then the licensee under the Licence Agreement, the Lender agrees to the payment (according to Section 5.05(b) of the Licence
Agreement) of all or any part of the Licence Fee by forgiving the Company's obligation to repay all or a corresponding part of that Drawing.
OTHER  PREPAYMENT
If the Company prepays other than as set out in clause 8.4 or 8.5, it may be liable for Break Costs according to clause 14.2 ("Indemnity"). PREPAYMENT AND THE FACILITY LIMIT
The Facility Limit of the Facility to which the prepayment relates is reduced by amounts prepaid.
PAYMENTS
MANNER  OF  PAYMENT
The Company agrees to make payments (including by way of reimbursement) under this agreement:
(a) on the due date (or, if that is not a Business Day, on the next Business Day unless that day falls in the following month or after the particular Maturity Date for the relevant Facility, in which case, on the previous Business
Day);  and
(b)     not  later  than  10.00  am;  and
(c)     in  Australian  dollars  in  immediately  available  funds;  and
(d) in full without set-off or counterclaim and without any deduction in respect of Taxes unless prohibited by law; and
(e) to the Lender by payment into the account nominated by the Lender, or by payment as the Lender otherwise directs.
If the Lender directs the Company to pay a particular party or in a particular manner, the Company is taken to have satisfied its obligation to the Lender by paying according to the direction.
The Company satisfies a payment obligation only when the Lender or the person to whom it has directed payment receives the amount.
CURRENCY  OF  PAYMENT
The Company waives any right it has in any jurisdiction to pay an amount other than in Australian Dollars. However, if the Lender receives an amount in a currency other than Australian Dollars:
(a) it may convert the amount received into Australian Dollars (even though it may be necessary to convert through a third currency to do so) on the day and at such rates (including spot rate, same day value rate or value tomorrow rate) as it reasonably considers appropriate. It may deduct its usual Costs in connection with the conversion; and
(b) the Company satisfies its obligation to pay in Australian Dollars only to the extent of the amount of Australian Dollars obtained from the conversion after deducting the Costs of the conversion.
WITHHOLDING  TAX
PAYMENTS  BY  COMPANY
If a law requires the Company to deduct an amount in respect of Taxes from a payment under this agreement such that the Lender would not actually receive on the due date the full amount provided for under this agreement, then:
(a) the Company agrees to deduct the amount for the Taxes (and any further deduction applicable to any further payment due under paragraph (c) below); and
(b) the Company agrees to pay the amount deducted to the relevant authority in accordance with applicable law and give the original receipts to the Lender; and
(c) if the amount deducted is in respect of Accountable Taxes, the amount payable is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause, the Lender is entitled to receive (at the time the payment is due) the amount it would have received if no deductions had been required.
PAYMENTS  BY  LENDER
If a law requires the Lender to deduct an amount in respect of Taxes from a payment under this agreement (including a Drawing), the Company acknowledges that:
(a)     the  relevant  payment  will  be  reduced  by  that  amount;  and
(b) the Lender is not obliged to increase the payment to the Company so that the Company receives the payment it would have received had no deduction been made for Taxes.
CONTEST
Nothing in this clause prohibits the Company from contesting the application of any law purporting to require the deduction or withholding of any amount in respect of Taxes. However, no such contest in any way affects the Company's obligations under clause 10.1 or the Lender's obligations under clause 10.2.
10.4     GST
The payments specified in this agreement have been calculated without taking GST into account.
10.5     WARRANTIES
If any GST is payable on a taxable supply by the Company under or in connection with this agreement:
(a) the Company warrants that, at the time of entry into this agreement and unless and until otherwise notified in writing to the Lender:
(i)     it  is  a  non-resident;  and
(ii) it does not make the supply through an enterprise that it carries on in Australia or through a resident agent;
(b) the Lender warrants that, at the time of entry into this agreement and unless and until otherwise notified in writing to the Company, it is registered for GST purposes; and
(c) the parties hereby agree that the GST on the taxable supply by the Company will be payable by the Lender in accordance with Section 83-5(1) of the GST Law.
10.6     NON-SATISFACTION
If the requirements of Section 83-5(1) of the GST Law are not satisfied, either because:
(a) the Company provides notice to the Lender in accordance with clause 10.5(a); or
(b)     for  any  other  reason,
the  provisions  of  clause  10.7  will  apply  to  the  taxable  supply.
10.7     CONSEQUENCE  OF  NON-SATISFACTION
If GST is imposed on any supply by a party (SUPPLIER) to the other party (RECIPIENT) under or in connection with this agreement, the Recipient must pay to the Supplier, subject to the receipt of a valid tax invoice, the amount of GST imposed at the same time as and in addition to the amount the Recipient is required to pay the Supplier for the supply in question (and without setoff), or on demand.
10.8     DEFINITIONS
In  this  clause  10:
GST LAW means the A New Tax System (Goods and Services Tax) Act 1999 together with all associated regulations and legislation.
GST, ENTERPRISE, TAXABLE SUPPLY, TAX INVOICE, NON-RESIDENT, CARRIED ON IN AUSTRALIA and RESIDENT AGENT have the meaning given to them in the GST Law.
10.9     EFFECT  OF  BREACH  OF  WARRANTY
The Lender and the Company acknowledge and agree that the warranties contained in clause 10.5 are intended solely for the purposes of this clause 10, and that, accordingly, notwithstanding anything to the contrary in this agreement, any breach of such warranty shall not constitute a default, an Event of Default or a Potential Event of Default under this agreement or any other of the Transaction Documents and shall not otherwise have any consequences for the purposes of this agreement and the other Transaction Documents, except as expressly provided in clauses 10.6 and 10.7.

REPRESENTATIONS  AND  WARRANTIES
The Company represents and warrants (except in relation to matters disclosed to the Lender by the Company and accepted by the Lender in writing) that:
(a) (INCORPORATION AND EXISTENCE) it has been incorporated as a company according to the laws of the State of Delaware in the United States of America, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and
(b) (POWER) it has power to enter into the Transaction Documents to which it is a party and comply with its obligations under them; and
(c) (NO CONTRAVENTION OR EXCEEDING POWER) the Transaction Documents and the transactions under them which involve it do not contravene its constituent documents (if any) or any law or obligation by which it is bound or to which any of its assets are subject or cause a limitation on its powers or the powers of its directors to be exceeded; and
(d) (AUTHORISATIONS) it has in full force and effect the authorisations necessary for it to enter into the Transaction Documents to which it is a party, to comply with its obligations and exercise its rights under them and to allow them to be enforced; and
(e) (VALIDITY OF OBLIGATIONS) its obligations under the Transaction Documents, when executed and delivered by it, are valid and binding and are enforceable against it according to their terms except as their enforceability may be limited by:
(i) applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally; and
(ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law; and
(f) (BENEFIT) it benefits by entering into the Transaction Documents to which it is a party; and
(g) (SOLVENCY) there are no reasonable grounds to suspect that it or its Parent is unable to pay its debts as and when they become due and payable; and
(h) (NOT A TRUSTEE) it does not enter into any Transaction Document as trustee; and
(i) (OWNERSHIP OF PROPERTY) it is the beneficial owner of and has good title to all property held by it or on its behalf and all undertakings carried on by it free from Encumbrances except for Permitted Encumbrances; and
(j) (LITIGATION) there is no pending or threatened proceeding affecting it or any of its Material Subsidiaries or the Parent before a court, governmental agency, commission or arbitrator except those in which a decision against it or a Material Subsidiary or the Parent (either alone or together with other decisions) would not be likely to be a Material Adverse Event; and
(k) (EVENT OF DEFAULT) no Event of Default or Potential Event of Default continues unremedied; and
(l) (DEFAULT UNDER LAW - MATERIAL ADVERSE EVENT) none of it or any of its Material Subsidiaries or the Parent is in breach of a law affecting any of them or their assets in a way which is likely to be a Material Adverse Event; and
(m) (NO MATERIAL CHANGE) there is no likely change in its financial position which is likely to be a Material Adverse Event; and
(n) (NO IMMUNITY) none of it or any of its Material Subsidiaries or the Parent has immunity from the jurisdiction of a court or from legal process; and
(o) (ACCURACY OF FORMS) the last Form 10K and 10Q filed by the Parent with the Securities and Exchange Commission is accurate in all material respects (the Form 10K and 10Q last filed before the date of this agreement being annexed and marked "A").
CONTINUATION  OF  REPRESENTATIONS  AND  WARRANTIES
The Company agrees to notify the Lender on each Drawdown Date of anything that happens which would mean it could not truthfully repeat all its representations and warranties in this clause 11 on that date by reference to the then current circumstances. A notification under this clause 11.2 does not limit the Lender's rights under clause 13.2 ("Consequences of default"). UNDERTAKINGS
GENERAL  UNDERTAKINGS
The  Company  undertakes:
(a) (ACCOUNTING RECORDS) to keep accounting records according to generally accepted accounting principles applied on a consistent basis in the United States of America and to ensure that each of its Material Subsidiaries does the same; and
(b) (CONDUCT OF BUSINESS) to conduct its business (including collecting debts owed to it) in the ordinary course; and
(c) (NO CESSATION OF BUSINESS) not, without the Lender's consent, to cease conducting any of its business, if that cessation is or is likely to be a Material Adverse Event, and not to significantly change the general character of any business it conducts; and
(d) (INFORMATION) to give the Lender any document or other information that the Lender reasonably requests from time to time; and
(e) (STATUS CERTIFICATES) on request from the Lender, to give the Lender a certificate signed by two of its directors which states whether an Event of Default or Potential Event of Default continues unremedied; and
(f) (MAINTAIN AUTHORISATIONS) to obtain, renew on time and comply with the terms of each authorisation necessary for it to enter into the Transaction Documents to which it is a party, to comply with its obligations and exercise its rights under them and to allow them to be enforced; and
(g) (NOT GIVE FINANCIAL ACCOMMODATION) not, without the Lender's consent (and except as contemplated by the Purpose), to:
(i)     provide  financial  accommodation  other  than  to  its  Parent;  or
(ii) permit financial accommodation to remain owing to the Company other than from its Parent; or
(iii) satisfy any financial accommodation the Company now or in the future owes; and
(h) (NOT DEPOSIT MONEY AS SECURITY) not to deposit money with a person in circumstances where the money is not repayable unless the Company performs obligations (including to pay money) to that person; and
(i) (NOT REDUCE CAPITAL) to ensure that the Company's capital is not reduced or made capable of being called up only in certain circumstances. For the purposes of this clause 12.1(i), the provision by the Company to the Parent for the Purpose of the proceeds of any Drawing does not constitute a reduction of the Company's capital;
(j) (NOTIFY INTERESTS IN LAND) to give the Lender details about all land and interests in land (such as leases) the Company acquires; and
(k) (ANNUAL ACCOUNTS) to give its Financial Statements for each financial year to the Lender within 90 days after the end of that financial year; and
(l) (ANNUAL CONSOLIDATED ACCOUNTS) to give the audited consolidated Financial Statements of the economic entity constituted by it and the entities which the Parent controls for each financial year to the Lender within 90 days after  the  end  of  that  year;  and
(m) (QUARTERLY CONSOLIDATED ACCOUNTS) to give the unaudited consolidated Financial Statements of the economic entity constituted by the Parent and the entities which the Parent controls for each quarter of each financial year to the Lender within 60 days after the end of that quarter; and
(n)     (INCORRECT  REPRESENTATION  OR  WARRANTY)  to  notify  the Lender if any representation or warranty made by it or on its behalf in connection with a Transaction Document is found to have been incorrect or misleading when made; and
(o) (NOTIFY DETAILS OF EVENT OF DEFAULT OR POTENTIAL EVENT OF DEFAULT) if an Event of Default or Potential Event of Default occurs, to notify the Lender within 60 days after the event, giving full details of the event, the Company's view of the event's impact on the Project, any step taken or proposed to remedy the event and estimated time to remedy the event; and
(p) (PURPOSE) to use the Facilities only for the purpose set out in the Details; and
(q) (ASSIGNMENT OF REPRESENTATIVE) by 28 February 2001, to assign an experienced and appropriately qualified business development representative to assist the Lender, or its designate, to promote and attract further gas-to-liquids (GTL) development in Australia; and
(r) (FEASIBILITY STUDY) by 31 August 2003, in consultation with the Lender, to complete or cause to be completed a feasibility study having the detail agreed between the Company and the Lender (at a cost of not more than A$500,000 to be paid by the Company) on the development of a GTL fuels plant in Australia. The Company agrees that the Lender is authorised to use any financial, business or technical information with respect to GTL technology contained in the feasibility study pursuant to the provisions of the Licence Agreement; and
(s) (COMPLETE SURVEY) to complete, and provide to the Lender in writing the results of a survey of GTL technology, development capability and interest within Australian universities and research institutions on or before the date which is 6 months from the date of this agreement.
(t) (PARTNERING OPPORTUNITY) to work with the Lender to explore and identify research and development partnering opportunities to further the development and commercialisation of the Parent's GTL technology, including the possible development of a Cooperative Research Centre or other joint venture research and development structures and other projects related to natural gas conversion, utilisation and the application of gas derived products. The Company must prepare and deliver to the Lender detailed semi-annual reports of these activities following completion of the survey referred to in clause 12.1(s). The Lender acknowledges that the undertakings of the Company in this clause 12.1(t) are subject to the Company being satisfied as to the protection of its intellectual property and confidentiality and that of its Parent and Subsidiaries.
NEGATIVE  PLEDGE
The  Company  agrees:
(a) (NO ENCUMBRANCES) without the Lender's consent, not to create an Encumbrance or allow one to exist on the whole or any part of its present or future property other than Permitted Encumbrances. The Lender agrees that the provision by the Company to the Parent of the proceeds of any Drawing does not breach this clause 12.2(a); and
(b) (NO DISPOSAL) without the Lender's consent, not to dispose of (or agree to dispose of) all or a substantial part of its property (either in a single transaction or in a series of transactions whether related or not and whether voluntarily  or  involuntarily)  except:
(i)     disposals  made  with  the  Lender's  consent;  or
(ii) disposals made in the ordinary course of its business for arm's length consideration; or
(iii) disposals of cash raised or borrowed for the purpose for which the cash was raised or borrowed; or
(iv) disposals of investments dealt in or listed on a securities exchange or over-the-counter market, for arm's length consideration; or
(v) disposals of property in exchange for other property of comparable type and value.
The Lender agrees that the provision by the Company to the Parent of the proceeds of any Drawing does not breach this clause 12.2(b); and
(c) (GUARANTEES RESTRICTED) to ensure that no guarantee (or other assurance against financial loss) is granted or outstanding in connection with money borrowed or raised by or at the request of the Company, except:
(i)     if  the  Lender  has  consented;  or
(ii) for drawings, acceptances and endorsements of Bills in the ordinary course of its business; or
(iii) if the Company's obligations under the Transaction Documents are equally and ratably secured by a guarantee (or other assurance) in form and substance satisfactory to the Lender.
DEFAULT
EVENTS  OF  DEFAULT
Each  of  the  following  is  an  Event  of  Default:
(a) (NON-PAYMENT - TRANSACTION DOCUMENT) the Company does not pay on time the principal amount of any Facility or does not pay within three Business Days of a notice to it that it has failed to pay on time any other amount payable by it under any Transaction Document in the manner required under it; or
(b) (CROSS DEFAULT) any present or future monetary obligations of the Company or any of its Material Subsidiaries or the Parent for:
(i)     in  the  case  of  the  Company  or any of its Material Subsidiaries, an
amount  of,  or  amounts  totaling,  more  than  $US250,000;
(ii) in the case of the Parent an amount of, or amounts totaling, more than $US2,000,000, are not satisfied on time (or at the end of their period of grace) or become prematurely payable.
In this clause 13.1(b), a "monetary obligation" means a monetary obligation in connection with:
(i)     money  borrowed  or  raised;  or
(ii) any hiring arrangement, redeemable preference share, letter of credit or financial markets transaction (including a swap, option or futures contract), performance bond or guarantee facility; or
(iii) a guarantee or indemnity in connection with anything referred to in paragraphs (i) or (ii)); or
(c) (ENFORCEMENT AGAINST ASSETS) distress is levied or a judgment, order or Encumbrance is enforced, or becomes enforceable, against any property of the Company or any of its Material Subsidiaries or the Parent for:
(i)     in  the  case  of  the  Company  or any of its Material Subsidiaries, an
amount  of  or  amounts  totaling,  more  than  $US250,000;
(ii) in the case of the Parent, an amount of or amounts totaling, more than $US2,000,000, are not satisfied on time (or at the end of their period of grace) or become prematurely payable;
(d) (INCORRECT CERTIFICATE) a certificate given under clause 5.2(a) is incorrect or misleading; or
(e)     (INCORRECT  REPRESENTATION  OR  WARRANTY)
(i) a representation or warranty made by or for the Company in connection with a Transaction Document is found to have been incorrect or misleading when made; or
(ii) the Company notifies the Lender in accordance with clause 11.2 ("Continuation of representations and warranties") or does not do so when it should; or
(f) (INSOLVENCY) the Company or any of its Material Subsidiaries or the Parent is or becomes Insolvent; or
(g) (CEASING BUSINESS) the Company (or any of its Material Subsidiaries or the Parent) stops payment, ceases to carry on its business or a material part of it, or threatens to do either of those things except to reconstruct or amalgamate while solvent on terms approved by the Lender; or
(h) (VOIDABLE TRANSACTION DOCUMENT) a Transaction Document or a transaction in connection with it is or becomes (or is claimed to be) wholly or partly void, voidable or unenforceable ("claimed" in this paragraph means claimed by the Company or any of its Subsidiaries or the Parent or anyone authorized to act on behalf of any of them); or
(i) (CHANGE OF CONTROL) the persons who at the date of this agreement have Control of the Company cease to have Control of the Company or one or more persons  acquire  Control  of  the Company after the date of this agreement; or
(j) (CHANGE IN GROUP STRUCTURE) the Company ceases to be a subsidiary of the Parent, or a company that is subsidiary of the Company ceases to be its subsidiary; or
(k) (REDUCTION OF CAPITAL) without the consent of the Lender, the Company or any of its Material Subsidiaries takes action to reduce its capital or buy back any of its ordinary shares; or
(l) (APPOINTMENT OF MANAGER) a person is appointed under bankruptcy, insolvency or similar legislation to manage any part of the affairs of the Company or any of its Material Subsidiaries or the Parent; or
(m) (MATERIAL ADVERSE EVENT) an event occurs which is (or a series of events occur which, together, are) a Material Adverse Event; or
(n) (BREACH OF UNDERTAKING) subject to clause 13.4, an undertaking given to the Lender by the Company or its Parent or another person authorized to act on its behalf in connection with a Transaction Document (including the Side Letter) is breached or not wholly performed within any period specified in the undertaking or, where no period is specified and the undertaking is not an ongoing undertaking, within seven days after the date of the undertaking and such breach or non-performance is not remedied within thirty days of a notice from the Lender to the Company specifying the breach or non-performance; or
(o) (DEFAULT UNDER OTHER TRANSACTION DOCUMENT) an event occurs which is called an 'event of default' on the part of the Company under any Transaction Document other than this agreement; or
(p)     (NON-COMPLIANCE  WITH  OTHER  OBLIGATIONS)  subject  to  clause  13.4:
(i) the Company does not comply with any other material obligation under any Transaction Document; or
(ii) the Parent does not comply with its obligations under the Side Letter, and, if the non-compliance can be remedied, does not remedy the non-compliance within 30 days after a notice from the Lender to the Company specifying the non-compliance.
CONSEQUENCES  OF  DEFAULT
If an Event of Default occurs, then subject to clause 13.4 the Lender may declare at any time by notice to the Company that:
(a)     an  amount  equal  to  the  Amount  Owing  is  either:
(i)     payable  on  demand;  or
(ii)     immediately  due  for  payment;
(b) any amount deposited into, and held in escrow, by the Escrow Agent, may not be released to or withdrawn by the Company until the Lender:
(i) is satisfied (acting reasonably) that the Event of Default has been remedied; or
(ii)     waives  the  Event  of  Default  in  writing,
(c) the Lender's obligations specified in the notice are terminated. The Lender may make any or all of these declarations. The making of either of them gives immediate effect to its provisions.
INVESTIGATION  OF  DEFAULT
If the Lender reasonably believes that there is or may be an Event of Default, the Lender may appoint a person to investigate this. The Company agrees to co-operate (and procure each of its Material Subsidiaries and the Parent to co-operate) with the person and comply with every reasonable request they make. If there is or was an Event of Default, the Company agrees to pay all Costs in connection with the investigation.
SPECIAL  REMEDY
The Company agrees that where the feasibility study identified in clause 12.1(r) has not been completed by 31 August 2003, the Company must on or before 15 September 2003 pay the Lender A$500,000. The Lender agrees that that payment is the Lender's sole remedy for the Company's failure to comply with clause 12.1(r).
ELECTION  ON  DEFAULT
The Lender may elect, where an Event of Default has occurred and is continuing, to satisfy all of its rights in respect of that Event of Default by applying the outstanding principal part of the Amount Owing or any part of it against or in satisfaction of the Licence Fee then due or to become due under the Licence Agreement (and whether or not the Lender is then the licensee under the Licence Agreement). Where that election is made the Company must procure that an amount equal to the amount applied is so credited by the licensor under the Licence Agreement. To the extent that an amount is so credited, the Company's obligation  to  repay  it  is  satisfied.
NON-RECOURSE
The Lender may not enforce any of its rights against the Company under or in connection with this agreement by seeking to enforce those rights against, or by bringing proceedings or by taking any other action against, or proving in the liquidation of:
(a)     the  Parent;  or
(b) any other subsidiary of the Parent, or any owner, officer, director or employee of the Parent
(ASSOCIATED PERSON), and the Lender agrees that it does not and will not have any claim under any Transaction Document against the Parent or any Associated Person except;
(c)     in  respect  of  the fraudulent act or omission of an Associated Person;
or
(d) against an Associated Person in their role as an officer, director or employee of the Company.
The Lender acknowledges that each Associated Person may rely on and enforce the terms of this clause 13.6 notwithstanding the Parent is not a party to this agreement and for that purpose the Company holds the benefit of this clause 13.6 on trust for each Associated Person.
COSTS  AND  INDEMNITIES
WHAT  THE  COMPANY  AGREES  TO  PAY
The Lender and the Company are each solely responsible for and shall bear their own respective Costs (including, legal, accounting and other advisory expenses) incurred at any time in closing this transaction (including the preparation of the Transaction Documents). Subject to the foregoing, the Company agrees to pay or reimburse:
(a) the Lender's Costs in connection with exercising, enforcing or preserving rights under this agreement; and
(b) Taxes and fees (including registration fees) and fines and penalties in respect of fees paid in connection with any Transaction Document or a payment or receipt or any other transaction contemplated by any Transaction Document. However, the Company need not pay a fine or penalty in connection with Taxes or fees to the extent that it has placed the Lender in sufficient cleared funds for the Lender to be able to pay the Taxes or fees by the due date. The Company agrees to pay amounts due under this clause within 5 Business Days after a written demand from the Lender.
The Lender may debit any of these amounts to the Company's account if the Company has not paid that amount within 5 Business Days of the written demand. INDEMNITY
The Company indemnifies the Lender against any liability or loss arising from, and any Costs (other than costs described in clause 14.1 as being payable by the Lender) incurred in connection with:
(a) financial accommodation requested under a Transaction Document not being provided in accordance with the request for any reason except default of the Lender or the Escrow Agent; or
(b) financial accommodation under a Transaction Document being repaid, discharged or made payable other than at its maturity except a prepayment under clauses 8.4 or 8.5; or
(c) the Lender acting in connection with a Transaction Document in good faith on fax instructions purporting to originate from the offices of the Company or to be given by an Authorised Officer of the Company; or
(d)     an  Event  of  Default;  or
(e) the Lender exercising or attempting to exercise a right or remedy in connection with a Transaction Document after an Event of Default; or
(f) any indemnity the Lender gives a Receiver, or anyone in possession or who has control of the property of the Company for the purpose of enforcing an Encumbrance or an administrator of the Company.
The Company agrees to pay amounts due under this indemnity on demand from the Lender.
ITEMS  INCLUDED  IN  LOSS,  LIABILITY  AND  COSTS
The  Company  agrees  that:
(a) the Costs referred to in clause 13.3 ("Investigation of default") and in clause 14.1 ("What the Company agrees to pay"), and the liability, loss or Costs referred to in clause 14.2 ("Indemnity") include where payable by the Company legal Costs in accordance with any written agreement as to legal costs (whether or not the Company is a party to the agreement) or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and
(b)     the  Costs  referred  to  in  clause  14.1(a) and (b) ("What the Company agrees to pay"), include where payable by the Company those paid, or that the Lender has received an invoice for, to persons engaged by the Lender in connection  with  the  Transaction  Documents  (such  as  consultants);  and
(c) loss or liability and any Costs in any indemnity under the Transaction Documents may include Break Costs.
PAYMENT  OF  THIRD  PARTY  LOSSES
The Company agrees to pay an amount equal to any liability or loss and any Costs of the kind referred to in clause 14.2 ("Indemnity") suffered or incurred by any employee, officer, agent or contractor of the Lender.
CURRENCY  CONVERSION  ON  JUDGMENT  DEBT
If a judgment, order or proof of debt for an amount in connection with a Transaction Document is expressed in a currency other than Australian Dollars, then the Company indemnifies the Lender against:
(a) any difference arising from converting the other currency if the rate of exchange used by the Lender under clause 9.2 ("Currency of payment") for converting currency when it receives a payment in the other currency is less favourable to the Lender than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and
(b)     the  Costs  of  conversion.
The Company agrees to pay amounts due under this indemnity on demand from the Lender.
INTEREST  ON  OVERDUE  AMOUNTS
OBLIGATION  TO  PAY
If the Company does not pay any amount under this agreement on the due date for payment, the Company agrees to pay interest on that amount at the Default Rate. The interest accrues daily from (and including) the due date to (but excluding) the date of actual payment and is calculated on actual days elapsed and a year of 365 days.
The Company agrees to pay interest under this clause on demand from the Lender. INTEREST FOLLOWING JUDGMENT
If a liability becomes merged in a judgment, the Company agrees to pay interest on the amount of that liability as an independent obligation. This interest:
(a) accrues daily from (and including) the date the liability becomes due for payment both before and after the judgment up to (but excluding) the date the  liability  is  paid;  and
(b)     is  calculated  at  the  judgment rate or the Default Rate (whichever is higher).
The Company agrees to pay interest under this clause on demand from the Lender. APPLICATION OF PAYMENTS
The Lender may apply amounts paid by the Company towards satisfaction of the Company's obligations under the Transaction Documents in the manner it sees fit, unless the Transaction Documents expressly provide otherwise. This appropriation overrides any purported appropriation by the Company or any other person.
DEALING  WITH  INTERESTS
NO  DEALING  BY  COMPANY
The Company may not assign or otherwise deal with its rights under any Transaction Document or allow any interest in them to arise or be varied, in each  case,  without  the  Lender's  consent.
DEALINGS  BY  LENDER
Until the funding of each Facility in accordance with this agreement, (or the date on which the Lender is no longer obliged to provide funding under this agreement) the Lender may not assign or otherwise deal with its rights under any Transaction Document, without the Company's consent. Thereafter, the Lender may assign or otherwise deal with its rights under the Transaction Documents (including by assignment or participation) without the consent of any person. NOTICES
FORM
Unless expressly stated otherwise in the Transaction Document, all notices, certificates, consents, approvals, waivers and other communications in connection with a Transaction Document must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out or referred to in the Details or, if the recipient has notified otherwise, then marked for attention in the way last notified.
DELIVERY
They  must  be:
(a)     left  at  the  address  set  out  or  referred  to  in  the Details; or
(b) sent by prepaid post (airmail, if appropriate) to the address set out or referred to in the Details; or
(c) sent by fax to the fax number set out or referred to in the Details. However, if the intended recipient has notified a changed postal address or changed fax number, then the communication must be to that address or number. WHEN EFFECTIVE
They take effect from the time they are received unless a later time is specified in them.
DEEMED  RECEIPT  -  POSTAL
If sent by post, they are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Australia). DEEMED RECEIPT - FAX
If  sent  by  fax,  they  are  taken  to  be  received  at the time shown in the transmission  report  as  the  time  that  the  whole  fax  was  sent.
DEEMED  RECEIPT  -  GENERAL
Despite clauses 18.4 ("Deemed receipt - postal") and 18.5 ("Deemed receipt - fax"), if they are received after 5.00 pm in the place of receipt or on a non-Business Day, they are taken to be received at 9.00 am in the place of receipt on the next Business Day.
WAIVER  OF  NOTICE  PERIOD
The Lender may waive a period of notice required to be given by the Company under this agreement.
GENERAL
APPLICATION  TO  TRANSACTION  DOCUMENTS
If anything in this clause 19 ("General") is inconsistent with a provision in another Transaction Document, then the provision in the other Transaction Document prevails for the purposes of that Transaction Document.
PROMPT  PERFORMANCE
If a Transaction Document specifies when the Company agrees to perform an obligation, the Company agrees to perform it by the time specified. The Company agrees to perform all other obligations promptly.
CONSENTS
The Company agrees to comply with all conditions in any consent the Lender gives in connection with a Transaction Document.
CERTIFICATES
The Lender may give the Company a certificate about an amount payable or other matter in connection with a Transaction Document. The certificate is sufficient evidence of the amount or matter, unless it is proved to be incorrect. SET-OFF
At any time after an Event of Default, the Lender may set off any amount due for payment by the Lender to the Company against any amount due for payment by the
Company  to  the  Lender  under  the  Transaction  Document.
DISCRETION  IN  EXERCISING  RIGHTS
The Lender may exercise a right or remedy or give or refuse its consent under a Transaction Document in any way it reasonably considers appropriate (including by imposing conditions).
PARTIAL  EXERCISING  OF  RIGHTS
If the Lender does not exercise a right or remedy under a Transaction Document fully or at a given time, the Lender may still exercise it later.
NO  LIABILITY  FOR  LOSS
The Lender is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy under a Transaction Document.
CONFLICT  OF  INTEREST
The Lender's rights and remedies under any Transaction Document may be exercised even if this involves a conflict of duty or the Lender has a personal interest in their exercise.
REMEDIES  CUMULATIVE
The rights and remedies of the Lender under any Transaction Document are in addition to other rights and remedies given by law independently of the Transaction Document.
INDEMNITIES
Any indemnity in a Transaction Document is a continuing obligation, independent of the Company's other obligations under that Transaction Document and continues after the Transaction Document ends. It is not necessary for the Lender to incur expense or make payment before enforcing a right of indemnity under a Transaction Document provided that the Lender is, at the time of enforcing a right of indemnity liable to make the payment.
RIGHTS  AND  OBLIGATIONS  ARE  UNAFFECTED
Rights given to the Lender under a Transaction Document and the Company's liabilities under it are not affected by anything which might otherwise affect them at law.
INCONSISTENT  LAW
To the extent permitted by law, each Transaction Document prevails to the extent it is inconsistent with any law.
SUPERVENING  LEGISLATION
Any present or future legislation which operates to vary the obligations of the Company in connection with a Transaction Document with the result that the Lender's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.
TIME  OF  THE  ESSENCE
Time is of the essence in any Transaction Document in respect of an obligation of the Company to pay money.
VARIATION  AND  WAIVER
A provision of a Transaction Document, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound. CONFIDENTIALITY
Each party agrees not to disclose information provided by the other party that is not publicly available (including the existence or contents of any Transaction Document) except:
(a) to any person in connection with an exercise of rights or a dealing with rights or obligations under a Transaction Document, provided that any person to whom disclosure is made in accordance with this paragraph is under an obligation of confidence in substantially the same terms as this clause 19.17; or
(b) to a person considering entering into (or who enters into) a credit swap with the Lender involving credit events relating to the Company or its Parent provided that any person to whom disclosure is made in accordance with this paragraph is under an obligation of confidence in substantially the same terms as this clause 19.17; or
(c) to officers, employees, legal and other advisers and auditors of the Company or the Lender, provided that any person to whom disclosure is made in accordance with this paragraph is under an obligation of confidence in substantially the same terms as this clause 19.17; or
(d) in the case of the Company to the Parent, provided the Parent agrees to act consistently with this clause 19; or
(e) with the consent of the party who provided the information (such consent not to be unreasonably withheld); or
(f)     as  required  by  any  law  or  stock  exchange;  or
(g) in the case of the Company, to a third party who has expressed an interest in participating in the Project, provided that any person to whom disclosure is made in accordance with this paragraph is under an obligation of confidence  in  substantially  the  same  terms  as  this  clause  19.17.
Each party consents to disclosures made according to this clause 19.17. COUNTERPARTS
This agreement may consist of a number of copies, each signed by one or more parties to the agreement. If so, the signed copies are treated as making up the one document.
APPLICABLE  LAW
Each Transaction Document is governed by the law in force in the place specified in the Details and the Company and the Lender submit to the non-exclusive jurisdiction  of  the  courts  of  that  place.
SERVING  DOCUMENTS
Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 18 ("Notices").
INTERPRETATION
DEFINITIONS
These  meanings  apply  unless  the  contrary  intention  appears:
ACCOUNTABLE  TAXES  means  any  Taxes  imposed  by a Relevant Country other than those:
(a)     imposed  on,  or  calculated  having  regard  to,  the net income of the
Lender,  or
(b) which would not be required to be deducted by the Company if the Lender provided the Company with any of its name, address, registration number or similar details or any relevant tax exemption or similar details. AMOUNT OWING means the total of all amounts which are then due for payment, or which will or may become due for payment, in connection with any Transaction Document (including transactions in connection with them) to the Lender. AUSTRALIAN DOLLARS and $A means the lawful currency of Australia.
AUTHORISED  OFFICER  MEANS:
(a) in the case of the Lender, a director or secretary, or an officer whose title contains the word "director", "chief", "head" or "manager" or a person performing the functions of any of them, or any other person nominated by the Lender as an Authorised Officer for the purposes of the Transaction Documents; and
(b) in the case of the Company, a person appointed by the Company to act as an Authorised Officer under the Transaction Documents to which it is a party. BILL has the meaning it has in the Bills of Exchange Act 1909 (CWLTH) and a reference to the drawing, acceptance or endorsement of, or other dealing with, a Bill is to be interpreted in accordance with that Act.
BREAK COSTS mean any costs incurred by the Lender in terminating any agreement to fund amounts the Lender is obligated to fund under this agreement, as a consequence either of failure of the Company to make a drawdown after giving an irrevocable Drawdown Notice or a prepayment of a Facility.
BUSINESS DAY means a day on which banks are open for general banking business in the place or places set out in the Details under "Business Day place(s)" (not being a Saturday, Sunday or public holiday in that place).
COMPANY  means  the  person  so  described  in  the  Details.
CONSTITUENT DOCUMENTS means the articles of incorporation, by-laws, partnership agreements or such other documents or instruments which are required to be registered or lodged in the place of incorporation or organisation of a person and which establish the legal existence of such person.
CONTROL of a corporation includes the direct or indirect power to directly or indirectly:
(a)     direct  the  management  or  policies  of  the  corporation;  or
(b)     control  the  membership  of  the  board  of  directors,
whether or not the power has statutory, legal or equitable force or is based on statutory, legal or equitable rights and whether or not it arises by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of the corporation or otherwise.
COSTS includes costs, charges and expenses, including those incurred in connection with advisers.
DEFAULT RATE means 2% above the ten year indicator rate for Commonwealth Bonds as published in the Australian Financial Review on the date the Default Rate is being calculated. If that rate ceases to be published or available for any reason, the Default Rate is the rate that most closely approximates the ten year indicator rate for Commonwealth Bonds as determined by the Lender acting in good faith.
DETAILS  means  the  section  of  this  agreement  headed  "Details".
DRAWDOWN  DATE  means  the  date  on  which  a  drawdown  is  or  is to be made.
DRAWDOWN NOTICE means a completed notice containing the information and representations and warranties set out in schedule 5.
DRAWING means the outstanding principal amount of a drawdown made under a Facility.
ENCUMBRANCE  means  any:
(a) security for the payment of money or performance of obligations, including a mortgage, charge, lien, pledge, trust, power or title retention arrangement; or
(b)     right  of  set-off,  assignment  of  income, garnishee order or monetary claim;  or
(c) right that a person (other than the registered proprietor) has to remove something from land (known as a profit prendre), easement, public right of way, restrictive or positive covenant, lease, or licence to use or occupy; or
(d)     equity,  interest  or  writ  of  execution,
or any agreement to create any of them or allow them to exist. ENVIRONMENT means the physical factors of the surroundings of persons including the land, water, atmosphere, climate, sound, odours, taste, the biological factors of animals and plants and the social factor of aesthetics.
ENVIRONMENTAL LAW means a law regulating or otherwise relating to the Environment, including but not limited to any law relating to land use planning, pollution or air or water, soil or ground water contamination, chemicals, waste, use of dangerous goods or to any other aspect of protection of the Environment. ESCROW ACCOUNT means the account established pursuant to the Escrow Agreement. ESCROW AGENT means Westpac Banking Corporation.
ESCROW  AGREEMENT  means  the  agreement  in  schedule  6.
ESCROW NOTICE means the notice given under clause 2.7, 3.7 or 4.7. EVENT OF DEFAULT means an event so described in clause 13 ("Default"). FACILITIES means the Tranche A Facility, the Tranche B Facility and the Tranche C Facility made available under this agreement, and FACILITY means any of them. FINANCIAL STATEMENTS means:
(a)     a  profit  and  loss  statement;  and
(b)     a  balance  sheet;  and
(c)     a  statement  of  cash  flows,
together with any notes to those documents and any other information necessary to give a true and fair view.
HEAD LICENCE means the licence agreement dated as of 2 August 2000 between Syntroleum Corporation as licensor and Syntroleum Australian Licensing Corporation as licensee.
A  person  is  INSOLVENT  if:
(a) an involuntary proceeding is commenced against them (and is not stayed, withdrawn or dismissed within 90 days) under any applicable U.S. Federal or State bankruptcy, insolvency, reorganization or other similar law:
(i)     seeking  that  they  be  wound  up  or  liquidated;
(ii)     seeking  that  they  be  adjudged  bankrupt  or  insolvent;
(iii) seeking reorganisation, arrangement, adjustment or composition of or in respect of them under any applicable law;
(iv) seeking the appointment of a Receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of them or of any substantial part of their property or other assets;
(v) seeking any relief under any other law affecting creditors' rights that is similar to a bankruptcy or insolvency or reorganization law; or
(b)     they:
(i) commence a voluntary case or proceeding under any applicable U.S. Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceedings to be adjudicated a bankrupt or insolvent;
(ii) consent to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable U.S. Federal or State bankruptcy, insolvency, reorganization or other similar law; or
(iii) file a petition or answer or consent seeking reorganization or relief under any applicable U.S. Federal or State law, or the consent by it to the filing of such petition;
(iv) consent to the appointment of or taking possession by a custodian, Receiver, liquidator, assignee, trustee, suquestrator or other similar official to it or any substantial part of its property;
(v)     make  an  assignment  for  the  benefit  of  their creditors generally;
(vi) admit in writing their inability to pay their debts generally as they become due; or
(vii)     take  any  action  for  the  purpose of doing any of those things; or
     (c)     a  court  having  jurisdiction  enters:
(i) a decree or order for relief in respect of them in an involuntary case or proceeding under any applicable U.S. Federal or State bankruptcy, insolvency, reorganization or other similar law; or
(ii) a decree or order adjudging them a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of them under any applicable U.S. Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official to them or of any substantial part of their property or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days. LENDER means the person so described in the Details.
LICENCE  AGREEMENT  means:
(a) the licence agreement dated 3 August 2000 between Syntroleum Australia Licensing Corporation as licensor and the Lender as licensee; and
(b) any licence agreement issued in substitution for that original licence agreement, irrespective of the parties to it.
LICENCE FEE means the amounts payable as such under the Licence Agreement or any Site Licence Agreement.
MAJOR EVENT OF DEFAULT means an Event of Default arising under any of clauses 13.1(a), 13.1(f), 13.1(i), 13.1(j), 13.1(l) and 13.1(p)(ii).
MATERIAL  ADVERSE  EVENT  means  something  which  materially adversely affects:
(a) the Company's ability to comply with its obligations under any Transaction Document or to carry on its business as it is being conducted at the time immediately before the event; or
(b)     the  rights  of  the  Lender  under  a  Transaction  Document.
MATERIAL  SUBSIDIARY  means  an  entity  that  :
(a)     is  a  Subsidiary  of  another  entity;  and
(b)     the  value  of  that  other  entity's  interest  in  the  first  entity constitutes more than 5 percent of the net assets of such other entity MATURITY DATE means the maturity date set out in the Details for a Facility, but if that is not a Business Day, then the preceding Business Day. PARENT means Syntroleum Corporation, a Delaware corporation.
PERMITTED  ENCUMBRANCES  means:
(a) Encumbrances imposed by law for Taxes or fees imposed as a matter of law that are not yet due or are being contested in good faith;
(b)     Encumbrances  securing  indebtedness  that  is  approved by the Lender;
(c) carriers', warehousemen's, mechanics', materialmen's and repairmen's Encumbrances, and other like Encumbrances imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than ninety days unless being contested (provided that any such Encumbrance in dispute is bonded in full or adequate cash reserves have been provided);
(d) pledges and deposits and other Encumbrances made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; and
(e) easements, zoning restrictions, rights-of-way, reservations, restrictions and other similar Encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company. POTENTIAL EVENT OF DEFAULT means an event which, with the giving of notice, lapse of time or fulfillment of any condition, would be likely to become an
Event  of  Default.
PROJECT means the construction of a facility in Australia to be used to demonstrate the commercial feasibility of the Parent's GTL technology directed to the production of synthetic fuel products, and which will be designed to allow for future testing of GTL fuel reactors on the site.
RECEIVER  includes  a  receiver  or  receiver  and  manager.
RELEVANT COUNTRY means any country, or political subdivision of one or more countries, or any federation or association of countries in which the Company is either incorporated or is resident or domiciled for any tax purpose or in which the Company carries on business or owns or leases property or from which, or through which, any payment under a Transaction Document is made. SECURITIES AND EXCHANGE COMMISSION means the United States Securities and Exchange Commission.
SIDE LETTER means the letter dated on or about the date of this agreement from the Parent addressed to the Lender and expressed to be the "Side Letter" for the purposes of this agreement.
SITE LICENCE AGREEMENT has the same meaning as in the Licence Agreement. SUBSIDIARY means an entity that:
(a)     another  entity:
(i)     controls  the  composition  of  the  first  entity's  board;
(ii) is in a position to cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of the first entity; or
(iii) holds more than one-half of the issued share capital of the first entity (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital) or
     (b)     the  first  entity  is  a  subsidiary  of a subsidiary of the other entity.
TAXES means taxes, levies, imposts, charges and duties (including stamp and transaction duties) imposed by any authority together with any related interest, penalties, fines and expenses in connection with them.
TRANSACTION DOCUMENTS means the documents described as such in the Details. REFERENCES TO CERTAIN GENERAL TERMS
Unless  the  contrary  intention  appears,  a  reference  in  this agreement to:
(a) a group of persons is a reference to any two or more of them jointly and to each of them individually;
(b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;
(c) an agreement, representation or warranty by two or more persons binds them jointly and each of them individually but an agreement, representation or warranty by the Lender binds the Lender individually only;
(d) anything (including an amount) is a reference to the whole and each part of it;
(e) a document (including this agreement) includes any variation or replacement of it;
(f) law means common law, principles of equity, and laws made by parliament (and laws made by parliament include State, Territory and Commonwealth laws and regulations and other instruments under them, and consolidations, amendments, re-enactments or replacements of any of them);
(g)     an  accounting  term  is  a  reference  to  that  term  as it is used in accounting  principles  and  practices  generally  accepted  in  Australia;
(h) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;
(i) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;
(j) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.
NUMBER
The  singular  includes  the  plural  and  vice  versa.
HEADINGS
Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this agreement. EXECUTED as an agreement.



Schedule  1  -  Conditions  precedent  (clause  5.2(a))
CONDITIONS  TO  FIRST  DRAWDOWN
-     Each  item  must  be  in  form  and substance satisfactory to the Lender.
-     Certification is to be by a director or secretary of the Company, that the item is true and complete as at a date no earlier than the date of this agreement
- United States of America includes any state of the United States of America.

                            ITEM     FORM     REQUIRED FOR
1     Certificate  annexing  and  confirming  Constituent Documents     Original
Company
2     Certificate  of  registration     Certified  copy     Company
     Extract of minutes of a meeting of the Company's board of directors which evidences the resolutions:
     (a) authorising the signing and delivery of the Transaction Documents to which it is a party and the observance of obligations under those documents; and
     (b)  appointing  Authorised  Officers of the Company; and          Company
3     (c)  which  acknowledge  that  the Transaction Documents (to which it is a
party)  will  benefit  the  Company.     Certified  copy
               Company

4 Each document which evidences any other necessary corporate or other action of the Company in connection with the Transaction Documents to which it
is  a  party.     Certified  copy
               Company
5 Each authorisation of the Company necessary to enter into the Transaction Documents to which it is a party and to comply with obligations under those
documents  and  enforce  those  documents.     Certified  copy
               Company
6 Each power of attorney under which a person signs a Transaction Document for the Company showing evidence of stamping and registration. Original
     Specimen  signature  of
     (a)   each  Authorised  Officer  of  the  Company;  and          Company
7     (b)   each  other  person who is authorised to sign a Transaction Document
for  the  Company.     Original
     This  agreement
     (a)   fully  signed;  and
8     (b)   evidence  of  stamping;     Original     Not  applicable
     An opinion from the Company's United States legal adviser addressed to the Lender, on terms satisfactory to the Lender, stating that:
     A.  the  Company  is  incorporated  under  the  laws  of  the  place of its incorporation  stated  in  the  Transaction  Documents;
9 B. the Company has the corporate power to enter into and perform its obligations under each Transaction Document to which it is a party;
Original     Company
     C. the execution, delivery and performance by the Company of each Transaction Document to which it is a party did not and will not violate in any respect any existing provision of:
     I.  the  corporate  law  of  Delaware,  the  United  States  of  America;
     II.  its  Constituent  Documents;
     D. all authorisations under the corporate law of Delaware and the United States of America now obtainable and required in connection with the execution, delivery, performance, validity or enforceability of the Transaction Documents have been obtained or effected and are in full force and effect;
     E. no stamp or registration or similar taxes or charges are payable under the corporate law of Delaware or the United States of America in connection with the execution, delivery, performance and enforcement of the Transaction Documents or any transaction contemplated by them;
     F. it is not necessary or advisable under the corporate law of Delaware or the United States of America to file, register or record any Transaction Document;
     G. neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from legal process under the corporate law of Delaware or the laws of the United States of America;
     H. Delaware corporate law does not preclude the Company from selecting the laws of the Australian Capital Territory as governing law for the Transaction Documents; and
     I. Under the laws of New York, the stated choice by the parties of the laws of the Australian Capital Territory as the governing law of the Transaction Documents would be honored by a New York Court having jurisdiction.

A$  LOAN  AGREEMENT

Schedule  2  -  Tranche  A  Conditions  Precedent
One or more certificates delivered to the Lender by a director or secretary of the Company, in form and substance satisfactory to the Lender, certifying as to:
(a) the issuance of all permits, approvals and consents for the development, construction, installation, operation and maintenance of the Project (as required by any applicable Environmental Law);
(b) Final Closing of the debt and equity financing for the Project to the satisfaction of the Lender, "FINAL CLOSING" means that all debt and equity financing for the Project is available to the Company subject only to construction loan conditions which are usual for a financing of that kind; and
(c) the Company obtaining all material real property rights or interests which are reasonably required (as determined by the Lender) for the development, construction, installation, operation and maintenance of the Project, including the Lender being satisfied that all native title agreements sufficient for: commencement of the Project; and
Final Closing of debt and equity financing for the Project, and required to be in place under the terms of that financing prior to first drawdown, have been finalised.

A$  LOAN  AGREEMENT

Schedule  3  -  Tranche  B  Conditions  Precedent
The Lender being satisfied that an order in terms satisfactory to the Lender has been placed by a third party (satisfactory to the Lender) for the use of the auto-thermal reformer or other essential comparable equipment (as determined by the Lender) for the Project.

A$  LOAN  AGREEMENT

Schedule  4  -  Tranche  C  Condition  Precedent
The Project having been fully constructed and feed gas introduced in material quantities, and the production of evidence satisfactory to the Lender of the conversion of gas into synthesis gas by the Project in quantities reasonably satisfactory to the Lender.

A$  LOAN  AGREEMENT

Schedule  5  -  Drawdown  Notice
To:     Commonwealth  of  Australia
        Department  of  Industry,  Science  and  Resources
        Level  6,  20  Allara  Street
        Canberra  ACT  2601
        Australia

Attention:     GENERAL  MANAGER,  INVEST  AUSTRALIA
[DATE]
DRAWDOWN NOTICE - LOAN AGREEMENT BETWEEN SYNTROLEUM AUSTRALIA CREDIT CORPORATION, AND THE COMMONWEALTH OF AUSTRALIA DATED 3 AUGUST 2000 ("LOAN AGREEMENT")
Under clause [2/3/4 (DELETE TWO)] of the Loan Agreement, the Company gives notice as follows:1
The  Company  wants  to  borrow under the [Tranche A/Tranche B/Tranche C (DELETE
TWO)]  Facility.  2
-     The  requested  Drawdown  Date  is  [           ].3
-     The  amount  of  the  proposed  drawdown  is  A$[         ].4
-     The  proposed  drawdown  is  to  be  paid  to:
Account  number:     [                        ]
Account  name:     [                        ]
Bank:               [                        ]
Branch:          [                        ]
Branch  number:     [                        ]
The  Company  attaches  a  certificate  according to clause [2.2/3.2/4.2 (DELETE
TWO)].
The Company represents and warrants that the representations and warranties in the A$ Loan Agreement are correct and not misleading on the date of this notice and that each will be correct and not misleading on the Drawdown Date, except as disclosed below.

The "Interpretation" clause of the A$ Loan Agreement applies to this notice as if it was fully set out in this notice.

                                   DISCLOSURE




[NAME  OF  PERSON]  being
an  Authorised  Officer  of
[NAME  OF  COMPANY]




INSTRUCTIONS  FOR  COMPLETION
1     Insert  for  relevant  facility  - Tranche A 2.2, Tranche B 3.2, Tranche C
4.2.
2     All  items  must  be  completed.
3     Must  be  a  Business  Day  within  the  availability  period.
4     Must  be  for  the  Facility  Limit  of  the  particular  Facility.

A$  LOAN  AGREEMENT
Schedule  6  -  Escrow  Agreement

Signing Page
DATED:  3  August  2000






SIGNED  for  and  on  behalf  of  THE  COMMONWEALTH  OF  AUSTRALIA  by     Mike
                                                                       ---------
Holthuyzen  as  its  duly  authorised  representative in the presence of:
----------
      /s/
----------------
     )
 Murray  Fearn
----------------
Name  of  witness  (block  letters)

 Canberra
---------
Address  of  witness
     )
 General  Manager
-----------------
Occupation  of  witness

                                     /s/
                                    ----
          By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of the Commonwealth of Australia



SIGNED  for  and  on  behalf of SYNTROLEUM AUSTRALIA CREDIT CORPORATION by
 Randall  M.  Thompson
----------------------
as  its  duly  authorised  representative  in  the  presence  of:

 /s/
----
Signature  of  witness
     )
 Paul  Anthony  Crawford
------------------------
Name  of  witness  (block  letters)

 c/o  60  Marcus  Street,  Canberra
-----------------------------------
Address  of  witness     )

 Solicitor
----------
Occupation  of  witness

                                  /s/
                                 ----
          By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of Syntroleum Australia Credit Corporation

A$  LOAN  AGREEMENT
Dated
SYNTROLEUM  AUSTRALIA  CREDIT  CORPORATION  (COMPANY)

COMMONWEALTH  OF  AUSTRALIA  (LENDER)


MALLESONS  STEPHEN  JAQUES
Solicitors
Ref:  CANBERRA/258912.01